FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 26, 2003 (June 25, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events.

On June 25, 2003, Trimble Navigation Limited, a California corporation, announced that it has signed an agreement for a new $175 million secured credit facility with a syndicate of nine banks, arranged by the Bank of Nova Scotia. A copy of the press release dated June 25, 2003 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference. A copy of the credit agreement dated June 25, 2003 is attached hereto as Exhibit 99.2 and is incorporated into this current report by reference.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
      99.1 Text of Company Press Release dated June 25, 2003.
      99.2 Credit Agreement dated June 25, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRIMBLE NAVIGATION LIMITED
                                           a California corporation


         Dated: June 26, 2003              By: /s/ Mary Ellen Genovese
                                           ---------------------------
                                           Mary Ellen Genovese
                                           Chief Financial Officer



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated June 25, 2003
99.2 Credit Agreement dated June 25, 2003